UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2012 (August 29, 2012)

BankUnited, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane

Miami Lakes, FL 33016

(Address of principal executive offices) (Zip Code)

(305) 569-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Arrangements

On August 29, 2012, the Compensation Committee (the “Committee”) of the Board of Directors (the “Company Board”) of BankUnited, Inc., a Delaware corporation (the “Company”), approved the amended and restated employment agreements (the “Employment Agreements”) by and between each of John A. Kanas, Rajinder P. Singh and John Bohlsen (each, an “Executive”) and the Company and by and between each Executive and BankUnited, N.A., a national banking association organized under the laws of the United States of America and a wholly-owned subsidiary of the Company (“BankUnited”), and the Executives entered into their respective Employment Agreements as of such date.  The agreements amend and restate the respective employment agreements, dated August 18, 2010, previously entered into by the parties.  In connection with the approval of the employment agreements, the Committee also granted restricted stock awards under the Company’s 2010 Omnibus Equity Incentive Plan (the “Plan”) to each of the Executives.

Kanas Employment Agreements

Pursuant to the terms of each of the agreements for Mr. Kanas (the “Kanas Employment Agreements”), Mr. Kanas will serve as Chief Executive Officer of the Company and of BankUnited, reporting to the Company Board or to the Board of Directors of BankUnited (the “BankUnited Board”), as applicable.

The employment terms under each of the Kanas Employment Agreements commenced as of July 1, 2012 and will continue until July 1, 2015 and may be extended by mutual agreement of the parties after such date.  Under each of the Kanas Employment Agreements, Mr. Kanas’ annual base salary as of September 1, 2012 will be $0 and he will be eligible to earn an annual incentive award targeted at $1,530,000 ($765,000 under his agreement with BankUnited and $765,000 under his agreement with the Company).  Mr. Kanas will also be eligible to receive an annual performance share award with an annual target grant date value of $680,000 ($340,000 under his agreement with BankUnited and $340,000 under his agreement with the Company) during the employment terms under each of the Kanas Employment Agreements.  For a description of the material terms of the performance share awards, please refer to the Performance Share Awards section below. Mr. Kanas will also be entitled to participate in BankUnited’s employee benefit plans and perquisites on the same basis as generally made available to other senior executives of BankUnited, as well as other benefits specified under the Kanas Employment Agreements.

In addition, each of the Kanas Employment Agreements provides that Mr. Kanas will receive a cash retention award (the “Retention Award”) totaling $1,500,000 (as $750,000 under his agreement with BankUnited and $750,000 under his agreement with the Company) by each December 31 of 2012 through 2014, subject to his continued employment with the Company or BankUnited, as applicable, as well as a restricted stock award with a grant date value of $4,500,000 (as $2,250,000 under his agreement with BankUnited and $2,250,000 under his agreement with the Company), vesting over three years.  For a description of the material terms of the restricted stock awards, please refer to the Restricted Stock Awards section below.

Singh Employment Agreements

Pursuant to the terms of each of the agreements for Mr. Singh (the “Singh Employment Agreements”), Mr. Singh will serve as Chief Operating Officer of the Company and of BankUnited, reporting to the Chief  Executive Officer of the Company or of BankUnited, as applicable.

The employment terms under each of the Singh Employment Agreements commenced as of July 1, 2012 and will continue until July 1, 2015 and may be extended by mutual agreement of the parties after such date.  Under the Singh Employment Agreements, Mr. Singh’s annual base salary as of September 1, 2012 will be $500,000 (as $375,000 with BankUnited and $125,000 with the Company).  Under each of the Singh Employment Agreements, Mr. Singh will be eligible to earn an annual incentive award targeted at 75% of annual base salary.  Under the Singh Employment Agreements, Mr. Singh will also be eligible to receive an annual performance share award with an annual target grant date value of $375,000 (as $281,250 under his agreement with BankUnited and $93,750 under his agreement with the Company) during the employment terms.  For a description of the material terms of the performance share awards, please refer to the Performance Share Awards section below.  Mr. Singh will also be entitled to participate in BankUnited’s employee benefit plans and perquisites on the same basis as generally made available to other senior executives of BankUnited, as well as other benefits specified under the Singh Employment Agreements.

In addition, Mr. Singh will receive Retention Awards totaling $750,000 by each December 31 of 2012 through 2014 (i.e., $562,500 and $187,500 pursuant to his employment agreements with BankUnited and the Company, respectively), and subject to his continued employment with BankUnited or the Company, as applicable.  Mr. Singh is also entitled to restricted stock awards with a grant date value of $2,250,000 (i.e., $1,687,500 and $562,500 pursuant to his employment agreements with BankUnited and the Company, respectively).  For a description of the material terms of the restricted stock awards, please refer to the Restricted Stock Awards section below.

Bohlsen Employment Agreements

Pursuant to the terms of each of the agreements for Mr. Bohlsen (the “Bohlsen Employment Agreements”), Mr. Bohlsen will serve as Chief Lending Officer of the Company and of BankUnited, reporting to the Chief  Executive Officer of the Company or of BankUnited, as applicable.

The employment terms under each of the Bohlsen Employment Agreements commenced as of July 1, 2012 and will continue until July 1, 2013.  Under the Bohlsen Employment Agreements, Mr. Bohlsen’s annual base salary as of September 1, 2012 will be $500,000 (as $425,000 with BankUnited and $75,000 with the Company).  Under each of the Bohlsen Employment Agreements, Mr. Bohlsen will be eligible to earn an annual incentive award targeted at 75% of annual base salary.  Mr. Bohlsen will also be eligible to receive a performance share award with a target grant date value of $375,000 (as $318,750 under his agreement with BankUnited and $56,250 under his agreement with the Company).  For a description of the material terms of the performance share awards, please refer to the Performance Share Awards section below.  Mr. Bohlsen will also be entitled to participate in BankUnited’s employee benefit plans and perquisites on the same basis as generally made available to other senior executives of BankUnited, as well as other benefits specified under the Bohlsen Employment Agreements.

In addition, Mr. Bohlsen will receive Retention Awards totaling $750,000 by December 31, 2012 (as $637,500 and $112,500 pursuant to his employment agreements with BankUnited and the Company, respectively), and subject to his continued employment with BankUnited or the Company, as applicable.  Mr. Bohlsen is also entitled to restricted stock awards with a grant date value of $750,000 (i.e., $637,500 and $112,500 pursuant to his employment agreements with BankUnited and the Company, respectively).  For a description of the material terms of the restricted stock awards, please refer to the Restricted Stock Awards section below.

Other Terms Under the Employment Agreements

Each of the Employment Agreements provide that in the event of an Executive’s termination of employment by either BankUnited or the Company without Cause (as defined in the respective agreements) or by the Executive for Good Reason (as defined in the respective agreements), such Executive will be entitled to receive, subject to the Executive’s execution of a release of claims against BankUnited or the Company, as applicable, payment of any unpaid Retention Awards, the accelerated vesting of equity awards (subject to certain exceptions), continued coverage under the employer’s group health plans at the employer’s expense for 24 months, as well as a payment equal to the following: $1,530,000 and $1,530,000 under Mr. Kanas’ Employment Agreements with BankUnited and the Company, respectively; $1,312,500 and $437,500 under Mr. Singh’s Employment Agreements with BankUnited and the Company, respectively; and $1,487,500 and $262,500 under Mr. Bohlsen’s Employment Agreements with BankUnited and the Company, respectively.

Each of the Employment Agreements with BankUnited provide that in the event that on or prior to August 31, 2013 (prior to the expiration of the employment term, in the case of Mr. Bohlsen), it is publicly announced that a binding agreement has been entered into by BankUnited and/or the Company with respect to a transaction that, if consummated, would constitute a change in control transaction giving rise to payments and benefits that trigger  excise taxes under Section 4999 of the Internal Revenue Code, BankUnited will reimburse Executive for any such excise taxes and for the taxes imposed on such reimbursement amount, as well as for certain related costs incurred by Executive.

Each of the Executives are subject to confidentiality and non-disparagement obligations under the Employment Agreements, as well as noncompetition and nonsolicitation covenants for a period of 18 months following a termination of employment by the Company for Cause or following Executive’s voluntary resignation without Good Reason.

The Employment Agreements are subject to regulatory laws to the extent applicable.

Performance Share Awards

As discussed above, each of the Executives are eligible to receive performance share awards under the Employment Agreements.  No performance share awards were granted at the time the Employment Agreements were approved. Performance share awards, if any, may be granted after the current performance period is completed.  The Employment Agreements provide that on such date as soon as reasonably practicable following the end of each 12-month performance period (each a “PSA Grant Date”) commencing on July 1 and ending on June 30 during their respective employment terms, each Executive will be eligible to receive an award of a number of performance shares under the Plan based on the achievement of pre-established performance criteria with respect to the applicable performance period.  One-third of the shares in respect of each annual performance share award will be vested on the PSA Grant Date and one-third of the shares will vest on June 30 of each of the two subsequent years, subject to Executive’s continued employment with the Company through such dates.  In the case of Mr. Bohlsen, his performance share award will be fully vested on the PSA Grant Date as his employment terms are for only one year.  The Employment Agreements further provide that (i) a number of fully vested shares equal to the target award will be issued to Executive in the event of a Change in Control (as defined in the Plan), (ii) a number of fully vested performance shares equal to the number of performance shares that would have been awarded based on the actual achievement of the relevant performance goals during such performance period will be issued to the Executive in the event of the Executive’s termination of employment without Cause by the Company or for Good Reason by the Executive (or also in the event of the non-extension of the Executive’s employment term following its expiration, in the case of Messrs. Kanas and Singh), and (iii) a number of fully vested performance shares equal to one-third of the number of performance shares that would have been awarded based on the actual achievement of the relevant performance goals during such performance period will be issued to the Executive in the event of the Executive’s death or Disability (as defined in the respective agreements), in each case with respect to a performance period in effect at the time of any of the foregoing events.

Restricted Stock Awards

As discussed above, each of the Executives were granted a restricted stock award in connection with approval of the Employment Agreements on August 29, 2012.  Pursuant to the terms of the Employment Agreements and the applicable award agreements, each restricted stock award will vest as to one-third on each December 31 of 2012 through 2014 (each, a “Vesting Date”), subject to the Executive’s continued employment with the Company through such dates.  The applicable award agreements also provide that the portion of each award becoming vested on each Vesting Date will continue to be subject to transfer restrictions until the first anniversary date of the applicable Vesting Date.  In the case of Mr. Bohlsen, his restricted stock award will be fully vested on June 30, 2012 and his award will not be subject to the transfer restrictions, as his employment terms are for only one year.  In the event of a Change in Control or Executive’s termination of employment without Cause by the Company or for Good Reason by the Executive, any unvested portions of the restricted stock award will fully vest and any transfer restrictions will cease to apply.  In the event of the Executive’s death or Disability (as defined in the Plan), that portion of the restricted stock award which would have vested in the 12 months immediately following the Executive’s death or Disability will vest.  In the case of Messrs. Kanas and Singh, in the event that following the final Vesting Date, the Executive’s employment term is not extended, all existing transfer restrictions will lapse.  Each restricted stock award is otherwise subject to the terms of the applicable Employment Agreements, applicable award agreement and the Plan.

The foregoing descriptions of each of the Employment Agreements are qualified in their entirety by reference to each of the Employment Agreements attached to this report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and

10.6 and are incorporated herein by reference.  The foregoing description of the Restricted Stock Awards is qualified in its entirety by reference to the form of Restricted Stock Award Agreement attached to this report as Exhibit 10.7 and is incorporated herein by reference.

Retirement of Pauls and Promotion  of Lunak

On August 30, 2012, the Company issued a press release announcing the retirement of Douglas J. Pauls, as Chief Financial Officer of the Company and BankUnited, N.A., effective February 28, 2013 (the “Effective Date”), a copy of which is attached hereto as Exhibit 99.1.  His retirement is not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.  Following the Effective Date, Mr. Pauls has agreed to remain with the Company in a non-executive consulting capacity to assist with all matters necessary through December 31, 2013.  The Company also announced the promotion of Leslie Lunak, as of the Effective Date, to Chief Financial Officer.

Ms. Lunak, age 54, joined the Company in 2010 and currently serves as the Company’s Executive Vice President and Chief Accounting Officer. Immediately prior to joining the Company, Ms. Lunak served as Audit Director at McGladrey & Pullen. Ms. Lunak has spent a total of 13 years in public accounting, where she served primarily clients in the financial services industry and was designated a national financial institution industry specialist. Ms. Lunak is a Florida CPA and received a B.S. in Accounting from Oklahoma State University.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited, Inc. and John A. Kanas
10.2	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited, Inc. and Rajinder P. Singh
10.3	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited, Inc. and John Bohlsen
10.4	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited and John A. Kanas
10.5	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited and Rajinder P. Singh
10.6	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited and John Bohlsen
10.7	Form of Restricted Stock Award under the 2010 Omnibus Equity Incentive Plan
99.1	Press release dated August 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2012	BANKUNITED, INC.

/s/ Douglas J. Pauls
	Name:	Douglas J. Pauls
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited, Inc. and John A. Kanas
10.2	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited, Inc. and Rajinder P. Singh
10.3	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited, Inc. and John Bohlsen
10.4	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited and John A. Kanas
10.5	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited and Rajinder P. Singh
10.6	Amended and Restated Employment Agreement, dated August 29, 2012, by and between BankUnited and John Bohlsen
10.7	Form of Restricted Stock Award under the 2010 Omnibus Equity Incentive Plan
99.1	Press Release dated August 30, 2012